PROSPECTUS
                                                                     May 23,2003



                               THE INTEGRITY FUNDS

           The Integrity Funds are:

o          The Integrity Equity Fund

o          The Integrity Income Fund

           Please read this Prospectus and keep it for future reference. It contains important information, including information on how each Fund invests shareholders' funds and the services that each Fund offers to shareholders.



           SHARES OF THE INTEGRITY FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                               The Integrity Funds
                               1 Main Street North
                                 Minot, ND 58703
                                 (800) 276-1262




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                                TABLE OF CONTENTS


Questions Every Investor Should Ask Before Investing in The Funds...........   3

What are The Funds' objectives?.............................................   3

What are The Funds' principal investment strategies?........................   3

What are the principal risks in investing in The Funds?.....................   4

How have The Funds performed?...............................................   6

Fees and Expenses...........................................................9-10

Management of The Funds.....................................................  12

Investment Objectives and Principal Strategies..............................  13

Your Fund Account...........................................................  19

The Funds' Share Price......................................................  19

How to Buy Shares...........................................................  22

How to Sell Shares..........................................................  23

Dividends, Distributions and Tax Information on Your Shares.................  26

Financial Highlights........................................................  27

Privacy Policy .............................................................  29

Additional Information......................................................  31


NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THE OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES, OR AN OFFER TO OR A SOLICITATION OF ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.



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   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE INTEGRITY FUNDS


1. WHAT ARE THE FUNDS' OBJECTIVES?

           The Integrity Equity Fund (The Equity Fund) and The Integrity Income Fund (The Income Fund) each has its own investment objective, which is considered fundamental to each respective Fund. The Funds' Board of Trustees may not change the investment objective of either Fund without shareholder approval.

THE EQUITY FUND   The Equity Fund seeks long-term growth of asset value through
---------------   capital appreciation and dividend income.

THE INCOME FUND   The Income Fund seeks to earn a high level of current income
---------------   while permitting investors a degree of safety in principal.

           Each Fund seeks to achieve its investment objective by generally adhering to their principal investment strategies, as fully described below in item 2.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

           The Equity Fund and The Income Fund each has its own respective investment strategies. The Board of Trustees may change the investment strategies of either The Equity Fund or The Income Fund without shareholder approval. The 80% investment restrictions noted below are non-fundamental and may be changed without shareholder approval. However, shareholders will receive 60 days' written notice before they may be changed.


THE EQUITY FUND           Under normal market conditions, The Equity
                          Fund invests at least 80% of its total assets in a diversified portfolio of common and preferred stocks, convertible securities, and warrants of U.S. companies with mid- to large-sized market capitalizations
                          (generally in excess of $1 billion).


                          The Investment Adviser utilizes a blended approach to investing in order to create a portfolio of "growth" and "value" securities. The Investment Adviser selects "growth" securities based on its analysis of an issuer's earnings and dividends prospects, cash flows, the strength of management and other market factors, which may affect the issuer's competitive position. The Investment Adviser may also seek to identify issues that may generate dividend income. In selecting "value" securities, the Investment Adviser seeks to identify issuers with lower profit to expense, price to earnings, and price to book ratios than the overall market or which have temporarily fallen out of favor with the investing community due to a decline in the overall market or other short-term adverse market conditions.


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


THE INCOME FUND           Generally, the Fund invests substantially all of its
                          total assets in bonds. The Investment Adviser invests at least 80% of its total assets in debt obligations issued or guaranteed by the United States Government, as well as debt securities of U.S. corporations and securities receiving an "investment grade" rating from Moody's Investment Services or Standard & Poor's
                          Corporation. It is expected that the dollar-weighted average credit quality will be A. In making investments in The Income Fund, the Investment Adviser will generally select fixed-income securities with maturities in excess of one year, but not more than thirty years. However, it is expected that the dollar-weighted average maturity of The Income Fund will not exceed ten years.

3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE INTEGRITY FUNDS?

           Investors in the Funds may lose money. Shares of the Funds are not bank deposits or obligations of any bank, and are not guaranteed or insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There are risks associated with investments in the types of securities in which the Funds invest. The most significant risks include:


THE EQUITY AND INCOME FUNDS:

                          MARKET AND ECONOMIC RISK: The prices of the securities in which the Funds invest may decline for a number of reasons, including:

                          o Actual earnings that do not meet generally accepted forecasts or estimates of earnings.

                          o Changes in the general interest rate environment may have a negative impact on the valuation of earnings.

                          o Social or national political changes may alter an investor's future expectations of company earnings.

THE EQUITY FUND

                      VOLATILITY RISK: The Equity Fund may exhibit more share
                     price volatility than its benchmark index, the S&P 500(R) Index. The volatilitY is partly a function of the size of The Equity Fund and the fact that there are substantially less than 500 issues in the portfolio at any one time. Additionally, the Investment Adviser may select companies whose anticipated earnings growth rate is greater than the current price-to-earnings ratio. In the event of an earnings shortfall, these companies' share price performances and dividends tend to react with substantial downward risk exposure.

                     RISKS OF MID-SIZED COMPANIES: The Equity Fund may invest in companies with mid market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Mid cap companies often have limited product lines, markets, financial resources and less experienced management. Mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Fund to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Fund's ability to obtain market quotations based on actual trades in order to value the Fund's securities. Mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, mid cap companies may not pay a dividend. Although income is not a primary goal of the Fund, dividends can cushion returns in a falling market.

THE INCOME FUND

                     INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Long-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, extended periods of increases in interest rates may cause significant declines in bond prices.

                     CREDIT RISK: The issuers of the bonds and other debt securities held by The Income Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial conditions that would lower the credit quality of their securities, leading to a decline in the price of those securities.


                     MATURITY RISK: A characteristic of bonds with longer-term maturities is that when interest rates go up or down, their prices fluctuate more sharply than bonds with shorter-term maturities.


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


           The Equity Fund will generally have a more volatile unit value and lower current yield than The Income Fund. Indeed, by stressing current yields through fixed-income securities, The Income Fund may provide greater stability of unit value than The Equity Fund. However, investments in The Income Fund should not be expected to appreciate in value to the same extent as investments in The Equity Fund, since there will be minimal participation in the general equity markets. Because of these risks, prospective investors who are uncomfortable with an investment that may fluctuate in value should not invest in the Funds.

4. HOW HAVE THE INTEGRITY FUNDS PERFORMED?

           The bar chart and table that follow provide some indication of the risks of investing in The Equity Fund and The Income Fund by showing changes in each Funds' performance from year to year, beginning in 1993 and by showing how the Fund's average annual returns for 1,5 years and 10 years compare with those of a broad measure of market performance. Please remember that neither Fund's before or after tax performance is an indication of future performance. A Fund may perform better or worse in the future.


THE INTEGRITY FUNDS

           Annual return information is being provided for The Funds' N Share Class only, as the A Share Class was recently launched and does not have performance history. During the periods shown in the bar chart, The Income Funds' Class N best quarterly performance was 7.25% (quarter ended March 31,
1995) and its lowest quarterly performance was -2.25% (quarter ended March 31,
1994).




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

The Equity Fund Class N

Per Share Total Return per Calendar Year


[insert bar chart]


1993:      5.75%


1994:      0.37%


1995:      25.90%


1996:      21.59%


1997:      16.38%


1998:      17.53%


1999:      33.70%


2000:      5.12%


2001:      -29.49%


2002:      -26.13%


           The Income Fund Class N



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


           Per share Total Return per Calendar Year


           [insert bar chart]


           1993:     4.17%


           1994:     -4.48%


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

           1995:     22.38%


           1996:     2.37%


           1997:     7.89%


           1998:     9.05%


           1999:     -1.71%


           2000:     9.82%


           2001:     8.71%


           2002:     6.45%

The Equity Fund's Class N best quarterly performance was 25.97% (quarter ended December 31, 1998) and its lowest quarterly performance was -21.14% (quarter ended March 31, 2001).



      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                                            THE EQUITY FUND CLASS N

                                                    PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
                                                    ---------  ------------  -------------

         Return before taxes   ...........             -26.13%       -2.96%          4.96%

         Return after taxes on
           distributions(1) ..............             -26.21%       -4.09%          4.35%

         Return after taxes on
           distributions and sale
           of Fund shares(1)   ...........             -16.04%       -2.45%          4.06%

         S&P 500(R)Index(2) ..............             -22.10%       -0.59%          9.34%



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

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                                            THE INCOME FUND CLASS N

                                                    PAST YEAR  PAST 5 YEARS  PAST 10 YEARS
                                                    ---------  ------------  -------------

          Return before taxes ............              6.45%         6.38%          6.24%

          Return after taxes on
           distributions(1)    ...........              4.48%         4.26%          5.18%

          Return after taxes on
            distributions and sale
           of Fund shares(1)   ...........              3.91%         4.05%          4.62%
          --------------------------------------------------------------------------------
          Lehman Brothers
            Intermediate
            Government/Corporate Index(3)              9.84%          7.48%          7.08%

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) S&P 500(R) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any feeS or expenses.

(3) The Lehman Brothers Intermediate Government/Corporate Index is a diversified, unmanaged index of corporate and U. S. government bonds.



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

FEES AND EXPENSES                                     CLASS A *

                                                      EQUITY FUND   INCOME FUND
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price)                       5.75%         4.25%
Maximum Deferred Sales Charge (Load)                     None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and Distributions        None         None
Redemption Fee                                           None         None
Exchange Fee                                             None         None

FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          1.00%        1.00%
Distribution and/or Service Fees (12b-1 Fees)            0.50%        0.25%
Other Expenses                                           0.62%        4.70%
Total Fund Operating Expenses                            2.12%        6.45%
Contractual Fee Waivers and
Expense Reimbursements                                  -0.12%(1)    -4.70%(1)
Net Annual Fund Operating Expenses                       2.00%(1)     1.75%(1)
----------------------------------

The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of The Equity Fund and The Income Fund do not exceed 2.00 % and 1.75%, respectively, for fiscal year 2003.


 * Please note that the Class A shares of each Fund were not available until May 23, 2003.


The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.



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

CLASS N
                                                    EQUITY FUND     INCOME FUND
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price)                       None            None
Maximum Deferred Sales Charge (Load)
None                                                                    None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends and Distributions      None            None
Redemption Fee       None      None
            Exchange Fee                                None            None

FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                         1.00%           1.00%
Distribution and/or Service Fees (12b-1 Fees)           0.00%           0.00%
Other Expenses                                          0.62%           5.20%
Total Fund Operating Expenses                           1.62%           6.20
Contractual Fee Waivers and
Expense Reimbursements                                 -0.12%(1)       -4.70%(1)
Net Annual Fund Operating Expenses                      1.50%(1)        1.50%(1)

(1) The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of The Equity Fund and The Income Fund do not exceed 1.50% for fiscal year 2003.




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


EXAMPLE

           THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% ANNUAL RETURN, THAT YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS OF INVESTING IN EACH FUND WOULD
BE:


CLASS A

YEAR            EQUITY FUND         INCOME FUND

     1                $766                 $595

     3              $1,190               $1,852

     5              $1,638               $3,073

    10              $2,874               $5,973



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



CLASS N

YEAR          EQUITY FUND           INCOME FUND

     1               $153                  $153

     3               $499                $1,421

     5               $870                $2,658

    10             $1,912                $5,625





                             MANAGEMENT OF THE FUNDS

                                BOARD OF TRUSTEES

           The Integrity Funds are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Delaware Law.

                               INVESTMENT ADVISER

           Subject to the direction of the Board of Trustees, Ranson Capital Corporation (the "Adviser") has been retained by each Fund under a Management and Investment Advisory Agreement (each an "AGREEMENT") to act as each Fund's investment adviser, subject to the authority of the Board of Trustees. The Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) a venture capital corporation organized under the laws of North Dakota on September 22, 1987. The address of the Adviser is 1 Main Street North, Minot, North Dakota 58703.

The Adviser and it's affiliates have been advising mutual funds since 1989 and currently have assets under management of approximately $300 million. The Adviser is responsible for selecting and ongoing monitoring of the securities in each fund's portfolio, performing certain evaluations of the funds' portfolio securities, managing the funds' business affairs and providing certain administrative services, office space, equipment and clerical services for managing the funds' investments and effecting their portfolio transactions. The Adviser also pays the salaries and fees of all officers and trustees of the funds who are affiliated persons of the Adviser.

           The Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell, and the selection of brokers through whom a Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees and officers of a Fund if duly elected to such positions.


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


           The Funds pay to the Adviser a management fee computed daily and paid monthly at the annual rate of 1.00% of the value of the average daily net assets of each Fund. The Funds pay other expenses related to its daily operations, such as custodian fees, trustees' fees, administrative fees, fund accounting fees, transfer agency fees, and legal and auditing costs, which are subject to reimbursement at the discretion of the Investment Adviser. More information about the Management and Investment Advisory Agreement and other expenses paid by the Funds is included in the Statement of Additional Information ("SAI"), which also contains information about brokerage policies and practices. Ancora Advisers, LLC ("Ancora") is the investment sub-adviser for the Integrity Funds. Ancora is located at One Chagrin Highlands, 2000 Auburn Drive, Suite 430, Beachwood, Ohio 44122 and is organized and exists under the laws of the State of Nevada and is registered pursuant to the Investment Advisers Act of 1940.


                             SUB-INVESTMENT ADVISER


         Ancora Advisers LLC ("Ancora"), an investment advisory firm founded on February 15, 2003, has been engaged to act as the Sub-Adviser to the Funds. Ancora currently serves high net worth individuals, pension and profit sharing plans and charitable organizations. Ancora is majority owned and controlled by Richard A. Barone, its President. Mr. Barone is currently the sole employee of Ancora. Ranson Capital has chosen to engage Ancora's services as Sub-Adviser to the Funds because of Mr. Barone's extensive prior expertise and performance in advising other funds similar in objective to that of the Funds. Subject to the oversight and approval of the Adviser, Mr. Barone, as portfolio manager, has sole responsibility for the day-to-day management of the Funds' portfolios. In addition, Ancora is responsible for maintaining the transaction and compliance related records of the Funds. Mr. Barone was formerly portfolio manager for Fifth Third Funds (3 funds) (2001-2002), CEO of Maxus Investment Group (1973-2001) and Chairman and portfolio manager of the Maxus Funds (3 funds) (1985-2001).



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


                                   DISTRIBUTOR

           Ranson Capital Corporation, adviser and underwriter of the Funds, distributes each Funds' shares.

                        TRANSFER AGENT AND ADMINISTRATOR


            ND Resources, Inc., a wholly-owned subsidiary of Integrity Mutual Funds, Inc. is the Funds' transfer agent. As transfer agent, ND Resources performs bookkeeping, data processing, accounting and other administrative services for the operation of the Fund, and the maintenance of shareholder accounts.


                                    CUSTODIAN

           The custodian of the assets of the Fund is Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.

                 INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES


           The Equity Fund seeks long-term growth of asset value through capital appreciation and dividend income. The Income Funds seeks to earn a high level of current income while permitting investors a degree of safety in principal. However, please remember that an investment objective is not a guarantee. An investment in the Funds might not earn income and investors could lose money.


           The investment strategies of each Fund described below are non-fundamental, which means that they may be changed by the Funds' Board of Trustees without shareholder approval. The investment objective of each Fund, however, is fundamental and may not be changed without shareholder approval. There is no guarantee that either Fund will achieve its investment objective. An investment in the Funds might not earn income and investors could lose money. Additional information regarding the investment policies and restrictions of each Fund has been provided for your review in the SAI.

          THE EQUITY FUND

          As stated above, The Equity Fund seeks to provide investors with long-term growth of asset value through capital appreciation and dividend income. Under normal circumstances, The Equity Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a diversified portfolio of common and preferred stocks, convertible securities, and warrants of U.S. companies with mid- to large-sized market capitalizations (generally in excess of $1 billion).


           The Adviser utilizes a blended approach to investing in order to create a balanced portfolio of both "growth" and "value" securities. In selecting growth stocks for The Equity Fund, the Investment Adviser considers companies that demonstrate:

o          Above-average earnings;

o A strong franchise;

o Strong and steady cash flows and a recurring revenue stream;

o A solid competitive position within an industry with barriers to the entry of new competitors and the potential for high profit margins;

o Strong management teams with clearly defined strategies; and

o New products or services that may serve as catalysts to accelerated growth.

In selecting value stocks for The Equity Fund, the Adviser considers companies:

o Which are temporarily out of favor in the market due to a decline in the overall market or other short-term adverse market conditions;

o Whose stock prices are temporarily depressed because of one-time earnings shortfalls;

o Which have lower price-to-expense ratios than the overall market;

o Which have lower price-to-book ratios than the overall market;

o Which have lower price-to-sales ratios than the overall market; and

o Which have lower price-to-earnings ratios than the overall market.

           In general, The Equity Fund will not invest in securities that have, in the judgment of the Investment Adviser, a high level of debt as a percentage of their total market capitalization.

           The Equity Fund is a diversified mutual fund which invests in the market sectors represented in the S&P 500(R) Index. The Investment AdviseR generally utilizes a top-down approach in order to determine which market sectors offer the best investment opportunities for The Equity Fund and the extent to which The Equity Fund's assets should be allocated thereto. This approach involves an analysis of general economic factors such as interest rates, the rate of inflation, and the competitive environment within market sectors.

           Although it is unlikely, The Equity Fund may also invest its assets in other securities or engage in different investment practices, which are not part of its principal investment strategies:


           The Equity Fund may invest in American Depositary Receipts for foreign companies that are traded on a U.S. securities exchange or on the NASDAQ stock market. For liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 10% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.

           The Fund may also, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, and U.S. Government securities. Such a decision, although not offering the opportunity for capital appreciation, might be deemed prudent to protect net asset value. When the Fund is making such defensive investments, the Fund may not achieve its investment objective.

Hedging Strategies


           The Fund may also engage in various investment strategies designed to hedge against changes in market conditions using stock index futures contracts and options on stock index futures contracts. The Fund may enter into futures contracts for the purchase or sale of stock indexes or purchase and sell options on these futures contracts. The Fund uses these investment strategies to hedge against changes in the values of securities theFund owns or expects to purchase and not for speculation. The Fund will not enter into such transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceed 5% of the Fund's total assets. The ability of the Fund to benefit from options and futures is largely dependent on The Adviser's ability to use these strategies successfully. If The Adviser's judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund's ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience again or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell


           PORTFOLIO TURNOVER. The frequency of The Equity Fund's portfolio transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Adviser expects that the annual portfolio turnover rate for The Equity Fund will be approximately 150%.

           THE INCOME FUND

           The Income Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. To achieve this growth, The Income Fund invests at least 80% in fixed-income debt securities. These include debt securities such as:

o Bonds and notes issued or guaranteed by the United States government or its agencies.

o  Bonds, notes and preferred stock of United States corporations.

           The Income Fund invests substantially all of its assets in fixed income securities, which consist mainly of debt securities, such as bonds, notes and debentures issued by U.S. companies, bonds and notes issued or guaranteed by the U.S. Government or its agencies or instrumentalities and preferred stock of the U.S. companies. Normally, investments in cash equivalents will be minimal. However, when market conditions dictate a temporary "defensive" investment strategy, the Investment Adviser may decide to hold a portion of The Income Fund, without limitation on amount, in cash equivalents. When so invested, the Fund may not achieve its investment objective.

           Debt obligations issued or guaranteed by the U.S. Government provide greater safety of principal but also generally provide lower current income than debt obligations of corporations. They include issues of the U.S. Treasury such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an act of Congress.

           The Income Fund will invest in debt securities of the United States corporations rated at least "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P") at the time of purchase. Debt securities carrying a rating of "Baa" from Moody's or "BBB" from S&P have speculative characteristics. If the rating of a debt security owned by the Fund is reduced below Baa/BBB, the Fund will not necessarily dispose of the security.

           The Income Fund may also invest in other fixed-income securities such as preferred stock, investment companies that invest in fixed income securities and securities of U.S. issuers that are rated Baa by Moody's or BBB by S&P, or unrated securities that the Investment Adviser determines are of comparable quality based upon such considerations as the issuer's financial strength, including its historic and current financial condition, its historic and projected earnings, and its present and anticipated cash flow; the issuer's debt maturity schedules and current and future borrowing requirements; and the issuer's continuing ability to meet its future obligations.

           The only non-interest paying securities to be held in The Income Fund will be obligations evidencing ownership of future interest and principal payments on U.S. Treasury bonds. Various forms of obligations exist to evidence future interest or principal payments on Treasury securities. Typically, such obligations take the form of custodial receipts issued pursuant to a custody agreement, which evidence ownership of future interest and principal payments on Treasury securities deposited with the custodian. The interest and principal payments on the underlying Treasury securities are direct obligations of the United States.


           In general, in investing the assets of The Income Fund, the Investment Adviser will consider the governmental program under which the security was issued as well as the ratings. The Income Fund will, under normal market conditions, invest at least 80% of its total assets in fixed-income securities with maturities in excess of 1 year.

           The Adviser may invest in fixed-income securities with maturities of up to 30 years. The average maturity of securities in The Income Fund will be based upon the Investment Adviser's expectations of the future course of interest rates and then-prevailing price and yield levels in the fixed-income market. It is expected that the dollar-weighted average maturity of The Income Fund will not exceed ten years. This limitation on the average maturity of The Income Fund is expected to provide a more stable net asset value than would be the case with a longer-term fund. As of December 31, 2002, The Income Fund's dollar-weighted average credit quality was AA, and its dollar-weighted average maturity was 3.09 years.


           The foregoing investment objectives of The Income Fund are considered fundamental and may not be revised without shareholder approval. The Income Fund may also from time to time engage in the following non-fundamental investment strategy, which may be changed by the Board without shareholder approval:

Hedging Strategies

           The Income Fund may also engage in various investment strategies designed to hedge against interest rate changes or other market conditions using financial instruments whose prices, in the opinion of the Fund's investment Adviser, correlate with the values of securities the Fund owns or expects to purchase. The securities used to implement these strategies include financial futures contracts (such as future contracts in U.S. Treasury securities and interest-related indices) and options on financial futures. The Fund may also use options on municipal securities and temporary investments, as well as index options. The Fund may write (sell) covered call options and secured put options on up to 25% of its net assets. In addition, the Fund will not purchase put and call options if more than 5% of its net assets are invested in the premiums of such options.

           Successful use of futures and options with respect thereto by the Fund also is subject to the Adviser ability to correctly forecast correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.


           The ability of the Fund to benefit from options and futures is largely dependent on the Adviser's ability to use such strategies successfully. If the Adviser's judgement about the general direction of interest rates or markets is wrong, the overall performance of the Fund will be poorer than if no such futures or options had been used. In addition, the Fund's ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying the futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index, which serves as the basis for a futures contract.


           The Fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause the a Fund to hold a security it might otherwise sell.

           Again, the Funds' objectives, stated above, are considered fundamental and therefore, the Board of Trustees may not revise them without shareholder approval. Each Funds' strategies, however, are considered non-fundamental and therefore the Board of Trustees may revise them, as necessary, from time to time, without shareholder approval.


                                YOUR FUND ACCOUNT

           THE FUNDS' SHARE PRICE


The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates it net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading. Each Fund calculates its net asset value based on the market prices of the securities in its investment portfolio by adding the value of that Fund's investments plus cash and other assets, deducting liabilities and then dividing the results by the number of its shares outstanding. Each Fund will process purchase and redemption orders that it receives in proper form prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined on that day. It will process purchase and redemption orders that it receives in proper form after the close of regular trading on the next day that the New York Stock Exchange is open for regular trading.





           CHOOSING A CLASS

           After deciding which type of account to open, you must select a class of shares:

                               THE SHARES WE OFFER

In deciding whether to purchase Class A or Class N shares, you should consider:

o any current holdings of fund shares;
o the amount of any up-front sales charge;
o the amount of any distribution or service fees that you may incur while you own the shares;
o whether you will be reinvesting income or capital gain distributions in additional shares; and o whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see the "Fees and Expenses" section.

CLASS A SHARES

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Each Fund has also adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") that allows each fund to pay distribution and/or service fees for the sale of its shares and for services provided to shareholders. Class A shares are subject to an annual service fee of 0.50% for The Equity Fund and 0.25% for The Income Fund of the average daily net assets which compensates your financial adviser for providing ongoing service to you. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The up-front Class A sales charge and the commissions paid to dealers are as follows:


The Equity Fund

-------------------------------------------- ---------------------- --------------------- ----------------------------
Amount of Purchase                           Sales Charge as % of   Sales Charge as % of  Authorized Dealer
                                             Public Offering Price  Net Amount            Commission as % of
                                                                    Invested              Public Offering Price
-------------------------------------------- ---------------------- --------------------- ----------------------------
Less than $50,000                                      5.75%                  6.10%                 5.00%
-------------------------------------------- ---------------------- --------------------- ----------------------------
$50,000 but less than $100,000                         5.00%                  5.26%                 4.25%
-------------------------------------------- ---------------------- --------------------- ----------------------------
$100,000 but less than $250,000                        4.00%                  4.17%                 3.60%
-------------------------------------------- ---------------------- --------------------- ----------------------------
$250,000 but less than $500,000                        3.00%                  3.09%                 2.70%
-------------------------------------------- ---------------------- --------------------- ----------------------------
$500,000 but less than $750,000                        2.50%                  2.56%                 2.25%
-------------------------------------------- ---------------------- --------------------- ----------------------------
$750,000 but less than $1,000,000                      1.25%                  1.27%                 1.10%
-------------------------------------------- ---------------------- --------------------- ----------------------------
$1,000,000 and above                                   0.00%                  0.00%                 0.00%
-------------------------------------------- ---------------------- --------------------- ----------------------------

In the case of investments of $1 million or more, a 1.00% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

The Income Fund

-------------------------------------------- ---------------------- --------------------- ----------------------------
Amount of Purchase                           Sales Charge as % of   Sales Charge as % of  Authorized Dealer
                                             Public Offering Price  Net Amount            Commission as % of
                                                                    Invested              Public Offering Price
-------------------------------------------- ---------------------- --------------------- ----------------------------
Less than $50,000                                      4.25%                  4.44%                 3.60%
-------------------------------------------- ---------------------- --------------------- ----------------------------
$50,000 but less than $100,000                         3.75%                  3.90%                 3.15%
-------------------------------------------- ---------------------- --------------------- ----------------------------
$100,000 but less than $250,000                        3.25%                  3.36%                 2.75%
-------------------------------------------- ---------------------- --------------------- ----------------------------
$250,000 but less than $500,000                        2.50%                  2.56%                 2.00%
-------------------------------------------- ---------------------- --------------------- ----------------------------
$500,000 but less than $1,000,000                      1.50%                  1.52%                 1.40%
-------------------------------------------- ---------------------- --------------------- ----------------------------
$1,000,000 and above                                   .75%                   .76%                  .70%
-------------------------------------------- ---------------------- --------------------- ----------------------------

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares:

CLASS A SALES CHARGE REDUCTIONS
Rights of Accumulation
Letter of Intent
Group Purchase

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements.

CLASS A SALES CHARGE WAIVERS
The Funds may sell Class A shares without an up-front sales charge to:

directors, officers, employees (including retirees) of the Funds, Integrity Mutual Funds, Ranson Capital, ND Money Management, Inc., and ND Capital Inc., for themselves or certain members of their family; trusts, pension, profit-sharing or other plans for the benefit of directors, officers, employees (including retirees) of the funds, Integrity Mutual Funds, Ranson Capital, ND Money Management and ND Capital and certain members of their families; authorized broker-dealers and financial institutions and certain employees (including their spouses and children) of such dealers and institutions; any broker-dealer, financial institution or other qualified firm which does not receive commissions for selling shares to its clients; and with respect to Class A shares, purchases using redemptions from unrelated funds in which you have paid a sales load.


Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available by calling (800)276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the funds at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


               DISTRIBUTION AND SHAREHOLDER SERVICES PLAN (12b-1)


           The purchase of Class A shares shall be subject to a front-end sales load and distribution and/or service fees. The Funds will pay an annual fee to the Distributor (the "Distributor's Fee") not to exceed 0.50% and 0.25% of the average daily net assets of the Class A shares for The Equity Fund and The Income Fund, respectively. The Distributor may pay a fee on a quarterly basis (the "Servicing Fee") to broker-dealers, including the Distributor and affiliates of the adviser of the Funds, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor ("Service Organizations") of annual amounts of up to 0.25% of the average net asset value of all shares of the Funds owned by Shareholders with whom the Service Organization has a servicing relationship (the "Accounts"), provided that no such payment of a Servicing Fee with respect to an Account shall be made until the Service Organization has been servicing such Account for more than a year (the "Eligible Accounts"). The Distributor's Fee shall be calculated and paid monthly and the Servicing Fee shall be calculated quarterly and paid on the twenty-fifth day of the month next succeeding such calculation. To the extent the Servicing Fee is not paid to Service Organizations out of the Distributor's Fee, the Distributor may use such fee for its expenses of distribution of Fund shares.

CLASS N SHARES
           You can buy Class N shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund.


HOW TO BUY SHARES

           Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4:00 p.m., Eastern Standard Time. Generally, the Exchange is closed on weekends, national holidays and Good Friday.

           You may buy shares through investment dealers who have sales agreements with Ranson Capital, the Funds' distributor or directly from Ranson Capital. If you do not have a dealer, call (800) 276-1262 and Ranson Capital can refer you to one.


           Purchase requests should be addressed to the authorized dealer or agent from which you received this Prospectus. Such dealers or agents may place a telephone order with Ranson Capital for the purchase or redemption of shares up to $100,000. It is the broker's or dealer's responsibility to promptly forward payment and the purchase application to the transfer agent for the investor to receive the next determined net asset value. Payment for shares purchased by telephone should be received within three business days. Checks should be made payable to the name of the applicable fund. The Funds' transfer agent will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.


MINIMUM INVESTMENTS AND SHARE PRICE
           You may open an account with $1,000 ($100 for the Monthomatic Investment Plan) and make additional investments at any time with as little as $50. The minimum investment requirements apply per fund share class. The Funds may change these minimum initial investments at any time.


           The price you pay for a class of Fund shares will depend on how and when the Fund receives your order. You will receive the share price for the applicable class next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the New York Stock Exchange (normally 4:00 p.m. Eastern Standard Time) for you to receive that day's price.

           However, if you place your order through a dealer prior to the close of trading of the New York Stock Exchange and the Fund receives such order prior to the close of business of the Fund (normally 6:00 p.m. Eastern Standard Time), you will receive that day's price. Dealers are obligated to transmit orders promptly. See "The Funds' Share Price" for a discussion of how shares are priced.

             SYSTEMATIC INVESTING - THE MONTHOMATIC INVESTMENT PLAN

           Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or call ND Resources at (800)601-5593 for appropriate forms.


           With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing us to draw either checks or debits on your bank account. Such accounts must have check or draft writing privileges. You can stop the withdrawals at any time by sending a written notice to ND Resources, the funds' transfer agent, at P.O. Box 759, Minot, ND 58702. The termination will become effective within 7 days after the transfer agent has received the request. The Funds may terminate or modify this privilege at any time and may immediately terminate a shareholder's monthomatic plan if any item is unpaid by the shareholder's financial institution. There is no charge for this plan.


                                SPECIAL SERVICES

           To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

REINSTATEMENT PRIVILEGE

           If you redeem Fund shares, you may reinstate all or part of your redemption proceeds without incurring any additional charges. You may only reinvest in the same share class you redeemed. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege.


                               HOW TO SELL SHARES

           You may sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after the fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price. Redemption of shares not subject to a sales charge may be assessed a redemption fee.


           You can sell your shares at any time by sending a written request to the appropriate Fund, c/o ND Resources, P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. Such dealers or agents may place a fax, telephone or mail in order to Ranson Capital for the sale of shares. It is the broker's or dealer's responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined net asset value.

      To properly complete your redemption request, your request must include the following information:

o The Fund's name;
o Your name and account number;
o The dollar or share amount you wish to redeem;
o The signature of each owner exactly as it appears on the account;
o The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record); o The address where you want your redemption proceeds sent (if other than the address of record);
o Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and o Any required signature guarantees.

      We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm. A notary public cannot provide a signature guarantee.

      You should note that the Funds reserve the right to liquidate your account upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the fund shares. The Funds also reserve the right to redeem in-kind (that is to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A Fund may also suspend the right of redemption under the following unusual circumstances:

o For any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings;

o When trading in the markets that the Fund normally utilizes is restricted or when an emergency, as defined by the rules and regulations of the SEC, exists making disposal of that Fund's investments or determination of its net asset value not reasonably practicable; or

o For any other periods as the SEC by order may permit.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

SYSTEMATIC WITHDRAWAL
If the value of your Fund account is at least $5,000, you may request to have $50 or more withdrawn automatically from your account, subject to any applicable redemption fee. You may elect to receive payments monthly, quarterly, semiannually or annually. If payments exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the fund's systematic withdrawal plan. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in this plan. You may terminate participation in the program at any time. The Funds may terminate or modify this program at any time.

REINVESTMENT OPTIONS
The Funds automatically reinvest your dividends in additional Fund shares at net asset value unless you request otherwise.


You may request to have your dividends and capital gains paid to you in the following ways: o income dividends and capital gain dividends reinvested in additional Fund shares; o income dividends in cash and capital gain dividends reinvested in additional Fund shares; or o income and capital gain dividends in cash.


You may change your selected method of distribution, provided such change will be effective only for distributions paid three days after the transfer agent receives the request. The Funds will send a check to investors selecting to receive dividends in cash. You may have your distribution check paid to a third party or sent to an address other than your address of record (although a signature guarantee will be required). For further information, contact ND Resources at (800)601-5593.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
           Buying Fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.


           DIVIDENDS, DISTRIBUTIONS AND TAX INFORMATION ON YOUR SHARES

                           DIVIDENDS AND DISTRIBUTIONS

           The Income Fund declares net investment as dividends daily and payable monthly. The Equity Fund distributes substantially all of its net investment income and substantially all of its capital gain annually prior to the close of the fiscal year in which the gains are earned.

                                      TAXES

           Each Fund intends to qualify and elect to be treated each year as a "Regulated Investment Company" for federal income tax purposes. A Regulated Investment Company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90% of its investment company taxable income to them within applicable time periods.

           Each Fund intends on making distributions to shareholders that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). For federal income tax purposes, dividends and distributions are taxable to you whether paid in cash or reinvested in additional shares. You may also be liable for tax on any gain realized upon the redemption of shares in either Fund.

           An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the initial Fund's shares and any gain on the transaction may be subject to federal income tax.

           Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax advisor to assess the federal, state and local tax consequences of investing in the Funds. This discussion is not intended to address the tax consequences of an investment by a non-resident alien.

           The Investment Adviser will purchase and sell securities with primary concern being the investment performance of the portfolios rather than tax considerations of the shareholders.

                              FINANCIAL HIGHLIGHTS

           The following are the financial highlights tables of the Canandagua Funds (now the Integrity Funds). These tables are intended to help you understand each Fund's financial performance for the period of each Fund's investment operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Eldredge, Fox & Porretti, LLP, independent auditors to the Canandaigua Funds, whose report, along with The Funds' financial statements, are included in the Annual Report, which is available upon request. Please note that the Funds' A Share Class was not in existence during the fiscal year ended December 31, 2002, therefore financial highlights are included for the Funds' N Share Class only.




                            THE INTEGRITY EQUITY FUND
                                 CLASS N SHARES



                                                  For the            For the         For the        For the       For the
                                                 year ended        year ended      year ended     year ended     year ended
                                               Dec. 31, 2002      Dec. 31, 2001   Dec. 31, 2000  Dec. 31, 1999 Dec. 31, 1998
                                               --------------------------------------------------------------------------------

PER SHARE DATA:
   (For a share outstanding throughout
     each period)
   Net Asset Value, beginning of period .........   $    18.99     $    27.01     $    26.71     $    22.80    $    19.40
                                                    ----------     ----------     ----------     ----------     ----------

Income (Loss) from investment operations -
   Net investment income (loss) (a) .............         0.03          (0.06)         (0.20)         (0.20)         (0.06)
   Net realized and unrealized gains (losses)
     on investments .............................        (5.00)         (7.91)          1.59           7.85           3.46
                                                    ----------     ----------     ----------     ----------     ----------
   Total income (loss) from investment operations        (4.97)         (7.97)          1.39           7.65           3.40
                                                    ----------     ----------     ----------     ----------     ----------

 Less distributions (b)
   Dividends from net investment income .........        (0.03)          --             --             --
   Distributions from net realized gains ........          --           (0.05)         (1.09)         (3.74)
                                                    ----------     ----------     ----------     ----------

   Total dividends and distributions ............        (0.03)         (0.05)         (1.09)         (3.74)
                                                    ----------     ----------     ----------     ----------

   Net Asset Value, end of period ...............   $    13.99     $    18.99     $    27.01     $    26.71     $    22.80
                                                    ==========     ==========     ==========     ==========     ==========

   Total Return (c) .............................       (26.13%)       (29.49%)         5.12%         33.70%         17.53%
                                                    ==========     ==========     ==========     ==========     ==========

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (000's omitted) ....   $   13,611     $   26,848     $   40,208     $   35,237     $   23,568
   Ratio of Net Expenses to Average
      Net Assets (a) ............................         1.35%          1.35%          1.32%          1.37%          1.14%
   Ratio of Gross Expenses to Average
      Net Assets (a) ............................         1.62%          1.42%          1.38%          1.45%          1.50%
   Ratio of Net Investment Income
      to Average Net Assets .....................         0.18%         (0.27%)        (0.67%)        (0.77%)        (0.31%)
   Portfolio Turnover Rate ......................        46.99%        122.91%        144.68%        224.59%        314.28%



(a) Through December 31, 1998 certain administrative expenses of the Equity Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Equity Fund, resulting in per share savings of $.08 for the year ended December 31, 1998. Beginning fiscal 1999, the Equity Fund paid for its administrative fees other than professional legal fees and Board of Trustee fees and expenses assumed by the investment manager of the Equity Fund, resulting in a per share savings of $.04, $.01, $.02 and $.02 for the years ended December 31, 2002, 2001, 2000, and
      1999, respectively.

(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions.




                           THE INTEGRITY INCOME FUND
                                 CLASS N SHARES


                                                   For the         For the        For the        For the        For the
                                                  year ended     year ended     year ended     year ended      year ended
                                                Dec. 31, 2002   Dec. 31, 2001  Dec. 31, 2000  Dec. 31, 1999  Dec. 31, 1998
                                                -----------------------------------------------------------------------------

PER SHARE DATA:
   (For a share outstanding throughout
     each period)
   Net Asset Value, beginning of period .........   $   14.06     $   13.67     $   13.16     $   14.14     $ 13.53
                                                    ---------     ---------     ---------     ---------     -------

Income (Loss) from investment operations -
   Net investment income (loss) (a) .............        0.68          0.76          0.76          0.74        0.77
   Net realized and unrealized gains (losses)
     on investments .............................        0.20          0.41          0.49         (0.98)       0.45
                                                    ---------     ---------     ---------     ---------     -------
   Total income (loss) from investment operations        0.88          1.17          1.25         (0.24)       1.22
                                                    ---------     ---------     ---------     ---------     -------

 Less distributions (b)
   Dividends from net investment income .........       (0.68)        (0.78)        (0.74)        (0.74)      (0.61)
   Distributions from net realized gains ........        --            --            --            --          --
                                                    ---------     ---------     ---------     ---------     -------
   Total dividends and distributions ............       (0.68)        (0.78)        (0.74)        (0.74)      (0.61)
                                                    ---------     ---------     ---------     ---------     -------

   Net Asset Value, end of period ...............   $   14.26     $   14.06     $   13.67     $   13.16     $ 14.14
                                                    =========     =========     =========     =========     =======

   Total Return (c) .............................        6.45%         8.71%         9.82%        (1.71%)      9.05%
                                                    =========     =========     =========     =========     =======

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (000's omitted) ....   $   1,165     $   1,055     $   1,160     $   1,093     $   957
   Ratio of Net Expenses to Average
      Net Assets (a) ............................        0.50%         0.42%         0.45%         0.38%       0.46%
   Ratio of Gross Expenses to Average
      Net Assets (a) ............................        6.20%         5.45%         5.34%         5.51%       7.13%
   Ratio of Net Investment Income
      to Average Net Assets .....................        4.79%         5.46%         5.68%         5.41%       5.47%
   Portfolio Turnover Rate ......................        3.37%        15.11%        12.15%         4.67%       9.04%



(a) The investment management fees for the Income Fund were reduced from 1% to .5% of assets annually from April, 1994 through July, 1997 and to zero from August 1, 1997 through December 31, 2002. In addition, during the periods presented, certain administrative expenses of the Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Fund. The resulting per share savings to the Income Fund related to these fees and expenses were $.80, $.56, $.65, $.70 and $.94 for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively.

(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions.

                                 PRIVACY POLICY

       Integrity Mutual Funds, Inc. understands your concerns about safeguarding information about you and your account(s) and considers the privacy of our shareholders to be of fundamental importance. We have established the following standards to safeguard the personal and confidential information you entrust to us.

1. COLLECTION OF INFORMATION

     While we do not sell any nonpublic personal information about our customers to third parties, we do collect and retain such information about you including:

o INFORMATION FROM APPLICATIONS OR OTHER FORMS, SUCH AS YOU AND YOUR SPOUSE'S NAMES, OCCUPATIONS, STREET ADDRESS AND SOCIAL SECURITY NUMBERS;

o INFORMATION REGARDING YOUR FINANCIAL POSITION, INVESTMENT EXPERIENCE AND OBJECTIVES; AND

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, OUR AFFILIATES, OR OTHERS, SUCH AS YOUR ACCOUNT BALANCE AND TRANSACTION DETAIL.

2. DISCLOSURE OF INFORMATION

     Disclosure of nonpublic personal information to affiliates is often necessary to conduct our business. We have also disclosed such information to third parties as permitted by law. Some instances when we have provided information to nonaffiliates include:

o DISCLOSING INFORMATION NECESSARY TO PROCESS AND SERVICE ACCOUNT TRANSACTIONS THAT YOU AUTHORIZE;

o DISCLOSING YOUR NAME AND ADDRESS TO THIRD PARTIES WHO ASSIST WITH MAILING FUND-RELATED MATERIALS SUCH AS SHAREHOLDER REPORTS; AND

o DISCLOSING INFORMATION AS REQUIRED BY REGULATORY OR LAW ENFORCEMENT AGENCIES OR WITH OTHERS AS PERMITTED BY LAW.

3.         CONFIDENTIALITY AND SECURITY
           We maintain physical, electronic and procedural safeguards to ensure the integrity of your personal information.

4.         LIMITED ACCESS TO INFORMATION
           Access to your nonpublic personal information is limited to authorized employees, affiliates and third parties. The information will then only be used for authorized purposes such as maintaining or servicing your account(s) or as otherwise permitted by law.

5.         FURTHER INFORMATION
           If you have any questions about our privacy policy, please call us at
(800) 276-1262.

           This privacy policy applies to the investment, management and shareholder services offered by:

o          Integrity Mutual Funds
o          Ranson Managed Portfolios
o          Ranson Capital Corporation
o          ND Money Management, Inc.
o          ND Capital, Inc.
o          ND Resources, Inc.

                             ADDITIONAL INFORMATION

           To learn more about the Funds you may want to read the Funds' Statement of Additional Information, or SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

           You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI and the financial statements included in the current annual and semi-annual reports are incorporated by reference into (and are thus a part of) this Prospectus. The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling (800) 276-1262.

           Prospective investors and shareholders who have questions about the Funds may write to:

           Ranson Capital Corporation at 1 Main Street North, Minot, ND 58703 or call (800) 276-1262

           The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for information on the operations of the Public Reference Room). Reports and other information about the Funds are also available at the Securities and Exchange Commission's Internet Site at http://www.publicinfo@sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102


Please refer to the Funds Investment Company Act File No. 811-7322 when seeking information about the Funds from the Securities and Exchange Commission.





                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 23, 2003

                               THE INTEGRITY FUNDS

                            THE INTEGRITY EQUITY FUND
                            THE INTEGRITY INCOME FUND
                               1 MAIN STREET NORTH
                            MINOT, NORTH DAKOTA 58703
                                 (701) 852-5292
                         (800) 601-5593 / TRANSFER AGENT
                           (800) 276-1262 / MARKETING



         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Integrity Equity Fund and The Integrity Income Fund, (the "FUNDS"), dated May 23, 2003. The Prospectus may be obtained without charge from the Funds by writing to the above address or calling (800) 276-1262. In addition, the audited financial statements for each Fund's most recent fiscal year appear in the Fund's annual report, which is incorporated by reference.

                                TABLE OF CONTENTS

The Integrity Funds .......................................................  2
Investment Restrictions ...................................................  3
Other Investment Policies .................................................  4
Additional Information about Investments...................................  5
Additional Risks...........................................................  5
Management of The Integrity Funds..........................................  6
         TRUSTEES AND OFFICERS ............................................  6
         INVESTMENT ADVISER ............................................... 11
         DISTRIBUTOR ...................................................... 14
         TRANSFER AGENT AND ADMINISTRATOR ................................. 15
         CUSTODIAN ........................................................ 16
         CODE OF ETHICS ................................................... 16
Net Asset Value ........................................................... 16
Performance Information ................................................... 17
Portfolio Transactions .................................................... 19
Tax Information ........................................................... 20
Organization and Capitalization ........................................... 22
         PRINCIPAL SHAREHOLDERS ........................................... 23
Independent Accountants ................................................... 23
Financial Statements ...................................................... 23
Appendix A ................................................................ 24




                               THE INTEGRITY FUNDS

         The Integrity Funds is registered with the SEC as an open-end diversified management investment company (or mutual fund) consisting of two separate, diversified series: The Integrity Equity Fund (The "Equity Fund") and The Integrity Income Fund (The "Income Fund") (individually referred to as a "Fund" and collectively as the "Funds"). Additional funds may be created by the Trustees from time to time. Ranson Capital Corporation (Ranson Capital), acts as investment adviser to both Funds.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Integrity Fund dated May 23, 2003 or supplemented from time to time. A copy of the Prospectus may be obtained without charge by calling (800) 276-1262 or by writing to the Funds, c/o Ranson Capital at 1 Main Street North, Minot, ND 58703.

         The Equity Fund seeks long-term growth of asset values through capital appreciation and dividend income. The Income Fund seeks to earn a high level of current income with consideration also given to safety of principal.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions are fundamental to both The Equity Fund and The Income Fund and cannot be changed for either Fund without the approval of the holders of a majority of the outstanding shares of the affected Fund. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of a Fund, which is defined in the Investment Company Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of that Fund. An investment policy that is not "fundamental" may be changed by vote of a majority of the Board of Trustees of The Integrity Funds at any time.

         As a matter of fundamental policy, neither Fund may:

         (a) Purchase securities of any issuer (except securities issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities) if as a result more than 5% of the value of the total assets of that Fund would be invested in the securities of such issuer or both Funds together would own more than 10% of the outstanding voting securities of such issuer (for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues omitted to meeting interest and principal payments of each security);

         (b) Invest in companies for the purpose of exercising control;

         (c) Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Fund is required to maintain asset coverage of 300% for all borrowing (except with respect to cash collateral received as a result of portfolio securities lending);

         (d) Pledge, mortgage or hypothecate more than 10% of the total value of its assets;

         (e) Issue senior securities;

         (f) Underwrite any issue of securities;

         (g) Purchase or sell real estate or real estate mortgage loans (but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities in real estate operations);

         (h) Make loans to other persons, except that either Fund may make time or demand deposits with banks, may purchase bonds, debentures or similar obligations that are publicly distributed, may loan its securities in an amount not in excess of 10% of the total value of its assets and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the total value of its assets;

        (i) Purchase or retain securities of an issuer if the members of The Integrity Fund's Board of Trustees, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

        (j) Purchase or sell physical commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities);


         (k) Engage in interests in oil, gas or other mineral exploration or development programs;

         (l) Purchase any securities that would cause more than 25% of the value of that Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry (except that there is no limitation with respect to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);

         (m) Invest more than 10% of the total value of its assets in nonmarketable securities (including repurchase agreements and time deposits maturing in more than seven days but excluding master demand notes and other securities payable on demand). If through the appreciation of nonmarketable securities, or the depreciation of marketable securities, a Fund has more than 10% of its assets invested in nonmarketable securities, that Fund will reduce its holdings of nonmarketable securities to 10% or less of its total assets as soon as practicable;

         (n) Purchase securities of foreign issuers (except for American Depository Receipts that are traded on a U.S. securities exchange or on The NASDAQ Stock Market.

If a percentage restriction is adhered to at the time of investment, then except as noted in (m) above, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

                            OTHER INVESTMENT POLICIES

          The following investment policies are not fundamental and may be changed by the Board of Trustees of The Integrity Funds without the approval of the shareholders of the affected Fund.

         (a) The Funds will not invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements and instruments evidencing loans of securities. Such securities may, however, become a part of a Fund's assets through a merger, exchange or recapitalization involving securities already held in a Fund;

         (b) Either Fund may, to the extent consistent with its investment objectives, invest in master demand notes. A master demand note is a facility, typically maintained by a bank, pursuant to which monies are lent on a daily basis to a corporate borrower by a group of purchasers in amounts and at rates negotiated daily. The loan is payable on demand. As with other debt obligations, there is a risk that the borrower will fail to repay the obligation;

         (c) Either Fund may not purchase securities on margin or sell securities short except in accordance with the requirements of federal law, including the Investment Company Act of 1940 and any rules promulgated thereunder and as permitted by the Fund's registration statement;


         (d) Either Fund may invest in other investment companies to the extent provided by federal law including The Investment Company Act of 1940 and any rules promulgated thereunder and as provided for in the Fund's registration statement;

         (e) Either Fund may not invest in or sell puts or calls except in accordance with the requirements of federal law, including the Investment Company Act of 1940 and any rules promulgated thereunder and as permitted by the Fund's registration statement.


ADDITIONAL INFORMATION ABOUT INVESTMENTS

         For The Income Fund, the Investment Adviser will consider investing in securities issued or guaranteed by the following governmental agencies:
Government National Mortgage Association. Federal National Mortgage Association, Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Student Loan Marketing Association.

         Some of these securities, such as debenture obligations of the Farmers Home Administration and securities of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal Farm Credit Banks, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to any of the foregoing when not obligated to do so by law.

ADDITIONAL RISKS

PREPAYMENT RISKS: Issuers of securities held by The Income Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

                        MANAGEMENT OF THE INTEGRITY FUNDS

                              TRUSTEES AND OFFICERS

         The Board of Trustees manages the business and affairs of each Fund and appoints or elects officers responsible for the day-to-day operations of the Funds and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

         The Independent Trustees are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the adviser, the performance of the Funds, the adviser's costs and the profitability of the agreements to the adviser, ancillary benefits to the adviser or its affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

         The Audit Committee consists of the three Independent Trustees of the Funds. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds' internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the Funds' fiscal year ending December 31, 2002, the Audit Committee held one meeting.

         The term of office for each Trustee is for the duration of the Trust or until removal, resignation or retirement.

         Information pertaining to the Trustees and officers of The Integrity Funds, including their principal occupations for the last five years, is set forth below.

                                                                                                   NUMBER OF
                                             LENGTH                                              PORTFOLIOS IN          OTHER
                                               OF                                                FUND COMPLEX       DIRECTORSHIPS
                            POSITION(S)       TIME      PRINCIPAL OCCUPATION                      OVERSEEN BY          HELD BY
NAME, AGE AND ADDRESS        WITH FUND       SERVED    DURING PAST FIVE YEARS                       TRUSTEE*           TRUSTEE

DISINTERESTED TRUSTEES

                                         Since       Attorney, McGee, Hankla, Backes &
Orlin W. Backes             Trustee      May 2003    Dobrovolny, P.C.; Director, ND Tax-Free           11       Director, First
15 2nd Ave., SW -                                    Fund, Inc. (since April 1995), ND                          Western Bank & Trust
Ste. 305                                              Insured Income Fund, Inc. (March 1995
Minot, ND 58701                                      to August 1999), Montana Tax-Free Fund,
67                                                   Inc. (since April 1995), South
                                                     Dakota Tax-Free Fund, Inc. (since
                                                     April 1995), Integrity Fund of
                                                     Funds, Inc. (since April 1995), and
                                                     Integrity Small-Cap Fund of
                                                     Funds, Inc. (since September 1998);
                                                     Trustee, Ranson Managed
                                                     Portfolios; Director, First
                                                     Western Bank & Trust


R. James Maxson         Trustee        Since May     November 2002); Attorney, McGee,                  11       None
Town & Country Center                  2003          Hankla, Backes & Dobrovolny, P.C.
1015 S. Broadway                                     (April 2000 to November 2002);
Suite 15                                             Attorney, Farhart, Lian and
Minot, ND 58701                                      Maxson, P.C. (March 1976 to March
54                                                   2000); ND Tax-Free Fund, Inc.
                                                     (since January 1999), Montana
                                                     Tax-Free Fund, Inc. (since
                                                     January 1999), South Dakota
                                                     Tax-Free Fund, Inc. (since
                                                     January 1999), Integrity Fund of
                                                     Funds, Inc. (since January 1999),
                                                     and Integrity Small-Cap Fund of
                                                     Funds, Inc. (since January 1999);
                                                     Trustee, Ranson Managed
Donald C. Greenhouse                                 Portfolios (since January 1999)
c/o The Integrity
Funds, 1 Main Street                   Since July    President and owner, Seneca Point
North Minot, ND 58703   Trustee        2000          Associates, Inc. (business                        2        None
66                                                   consultants)




                                       7


INTERESTED TRUSTEE AND OFFICERS

                                                      Attorney; Director and Vice President,
**Peter A. Quist     Vice President    Since May      Integrity Mutual Funds, Inc. (formerly            7         Director, ARM
1 Main Street North  and Secretary     2003           known as ND Holdings, Inc.); Director,                      Securities
Minot, ND 58703                                       Vice President and Secretary, ND Money                      Corporation
68                                                    Management, Inc., ND Capital, Inc., ND
                                                      Resources, Inc., ND Tax-Free Fund, Inc.,
                                                      ND Insured Income Fund, Inc. (November
                                                      1990 to August 1999), Montana Tax-Free
                                                      Fund, Inc., South Dakota Tax-Free Fund,
                                                      Inc. (since April 1995), Integrity Fund
                                                      of Funds, Inc., Integrity Small-Cap Fund
                                                      of Funds, Inc. (since September 1998),
                                                      The Ranson Company, Inc. (January 1996 to
                                                      February 1997), Ranson Capital
                                                      Corporation (since January 1996), and
                                                      Director, ARM Securities Corporation
                                                      (since May 2000)
                                                      Director (since September 1987),
**Robert E. Walstad  Trustee,          Since May      President (September 1987 to October              11        Director, ARM
1 Main Street        Chairman,         2003           2001) (since September 2002), Integrity                     Securities
North                President, and                   Mutual Funds, Inc. (formerly known as ND                    Corporation;
Minot, ND 58703      Treasurer                        Holdings, Inc.); Director, President and                    Director, Magic
57                                                    Treasurer, ND Money Management, Inc., ND                    Internet Services,
                                                      Capital, Inc., ND Resources, Inc., ND                       Inc.; Director,
                                                      Tax-Free Fund, Inc., ND Insured Income                      Capital Financial
                                                      Fund, Inc. (November 1990 to August                         Services, Inc.
                                                      1999), Montana Tax-Free Fund, Inc., South
                                                      Dakota Tax-Free Fund, Inc., Integrity
                                                      Fund of Funds, Inc., and Integrity
                                                      Small-Cap Fund of Funds, Inc.; Trustee,
                                                      Chairman, President, and
                                                      Treasurer, Ranson Managed
                                                      Portfolios; Director,
                                                      President, CEO, and
                                                      Treasurer, The Ranson
                                                      Company, Inc. (January
                                                      1996 to February 1997),
                                                      and Ranson Capital
                                                      Corporation; Director
                                                      (since October 1999),
                                                      President (October 1999 to
                                                      October 2001) (since
                                                      September 2002), Magic
                                                      Internet Services, Inc.;
                                                      Director (since May 2000),
                                                      President (May 2000 to
                                                      October 2001), ARM
                                                      Securities Corporation;
                                                      Director, CEO, Chairman,
                                                      Capital Financial
                                                      Services, Inc. (since
                                                      January 2002).



The Fund Complex consists of the five funds in the Integrity family of funds, four series of Ranson Managed Portfolios and the two funds in The Integrity Funds. ** Trustees and/or officers who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Funds' Investment Adviser and Principal Underwriter.

SHARE OWNERSHIP IN THE FUNDS

     The information contained in the following table is provided as of the calendar year ended December 31, 2002:

---------------------------------- ------------------------------- ------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY IN
                                                                   SECURITIES IN ALL REGISTERED INVESTMENT
         Name of Trustee           DOLLAR RANGE OF EQUITY          COMPANIES OVERSEEN BY TRUSTEE IN THE
                                   SECURITIES IN THE FUNDS         FUND COMPLEX
---------------------------------- ------------------------------- ------------------------------------------
     Disinterested Trustees:
---------------------------------- ------------------------------- ------------------------------------------
Orlin W. Backes                    None                            None
R.James Maxson                     None                            None
Donald C. Greenhouse               None                            None


---------------------------------- ------------------------------- ------------------------------------------

---------------------------------- -------- ---------------------- ------------------------------------------
      Interested Trustees:
---------------------------------- ------------------------------- ------------------------------------------
Robert E. Walstad                  None                            None
---------------------------------- ------------------------------- ------------------------------------------


                  COMPENSATION OF THE BOARD OF TRUSTEES.

         Beginning in May 2003, Orlin W. Backes and R. James Maxson, who are not "interested persons" as that term is defined in the 1940 Act of the Funds will be paid an annual fee of $12,000 for serving on the boards of the Funds in the complex. In addition to the two Funds, these two trustees are also directors or trustees of nine open-end investment companies advised by ND Money Management, Inc., or Ranson Capital Corporation. The annual fee paid to the Trustees or directors is allocated among the Funds in the complex as follows: each Fund pays a minimum $500 and the remainder of the fee is allocated among the Funds on the basis of their relative net asset values. Donald C. Greenhouse, who is not an "interested person" as that term is defined in the 1940 Act of the Funds will be paid an annual fee of $1,600 for serving as Trustee of The Integrity Funds. Messrs. Quist and Walstad, who are the only "interested persons" of the Funds, receive no compensation from the Funds.

       ================== ==================== ================================ ================== ====================
              (1)                 (2)                        (3)                       (4)                 (5)
       ================== ==================== ================================ ================== ====================
             NAME              AGGREGATE       PENSION OR RETIREMENT BENEFITS       ESTIMATED             TOTAL
          OF PERSON,         COMPENSATION         ACCRUED AS PART OF FUNDS'          ANNUAL           COMPENSATION
           POSITION           FROM FUNDS                  EXPENSES                  BENEFITS          FROM FUND AND
                                                                                      UPON            FUNDS COMPLEX
                                                                                   RETIREMENT            PAID TO
                                                                                                        TRUSTEES
       Robert N. Coe,           $1,600                       $0                        $0                $1,600
       Trustee

       Robert J.
       Craugh, Chairman         $1,400                       $0                        $0                $1,400
       of  the Board,
       Trustee

       James W. Doran,
       Trustee                  $1,600                       $0                        $0                $1,600

       Donald C.
       Greenhouse,
       Trustee,                 $1,600                       $0                        $0                $1,600
       Secretary and
       Treasurer

       William B.
       Rayburn, Trustee         $1,200                       $0                        $0                $1,200

       *ADVISORY
       ---------
       TRUSTEES
       --------
       Jay J.
       Bachstein,
       Advisory Trustee          N/A                         $0                        $0                    $0
       ================== ==================== ================================ ================== ====================

* Mr. Bachstein has resigned and no longer serves on the Board. Advisory trustees received no compensation for their service in such capacity.

                               INVESTMENT ADVISER


                  Ranson Capital Corporation (the "Adviser") has been retained by each Fund under a Management and Investment Advisory Agreement (each an "AGREEMENT") to act as each Fund's investment adviser, subject to the authority of the Board of Trustees. The Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) a venture capital corporation organized under the laws of North Dakota on September 22, 1987. The address of the Adviser is 1 Main Street North, Minot, North Dakota 58703.

         The Investment Advisory Agreement provides that the Adviser will provide each Fund with investment research, advice and supervision and will furnish continuously an investment program for that Fund consistent with the investment objectives and policies of that Fund. The Adviser is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory, research and statistical data and related clerical expenses.

         Under the terms of the Investment Advisory Agreement, the Adviser manages the investment of the assets of each Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Adviser to make investment decisions for each Fund and to provide continuous supervision of the investment portfolios of each Fund. The Adviser has agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, certain clerical, accounting and bookkeeping services, and certain other services required by each Fund.

         The Adviser pays all expenses incurred by it in connection with acting as investment adviser, other than costs (including taxes and brokerage commissions, if any) of securities purchased for the Funds. Expenses incurred by the Adviser in connection with acting as investment adviser include the costs of accounting, data processing, bookkeeping and internal auditing services (other than costs related to shareholder account servicing), and rendering periodic and special reports to the Board of Trustees. The Adviser pays for all employees, office space and facilities required by it to provide services under the Investment Advisory Agreement, except for specific items of expense referred to below.

         For its services under the Investment Advisory Agreement, the Adviser is paid with respect to each Fund a monthly management fee at the annual rate of 1.00% of each Fund's average daily net assets. During the fiscal years ended December 31, 2002, December 31, 2001 and, December 31, 2000, The Equity Fund paid its former adviser a net total of $156,915, $296,337,and $414,289, respectively, in aggregate advisory fees, which amounted to 0.94% of that Fund's average annual net assets for each period. During the fiscal years ended December 31, 2002, December 31, 2001 and, December 31, 2000, The Income Fund did not pay the former adviser any net advisory fee. For the last three fiscal years, the former adviser has voluntarily waived all adviser fees for The Income Fund.

         Except for the expenses described above which have been assumed by the Adviser, all expenses incurred in administration of The Integrity Funds will be charged to the Funds or to a particular Fund, as the case may be, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of The Integrity Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including subcustodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; and insurance premiums. The Integrity Funds is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

         The Investment Advisory Agreement with each Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the shareholders or the Board of Trustees. Each Investment Advisory Agreement may be terminated at any time upon 60 days' written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days' written notice by the Investment Adviser and will terminate automatically upon assignment.

                             Sub-Investment Adviser

         Ancora Advisers LLC ("Ancora"), an investment advisory firm founded on February 15, 2003, has been engaged to act as the Sub-Adviser to the Funds. Ancora currently serves high net worth individuals, pension and profit sharing plans and charitable organizations. Ancora is majority owned and controlled by Richard A. Barone, its President. Mr. Barone is currently the sole employee of Ancora. As of February 28, 2003, Mr. Barone also owned 10.5% of the common stock of Integrity Mutual Funds, Inc., the sole owner of the Adviser. The Adviser has chosen to engage Ancora's services as Sub-Adviser to the Funds because of Mr. Barone's extensive prior expertise and performance in advising other funds similar in objective to that of the Funds. Subject to the oversight and approval of the Adviser, Mr. Barone, as portfolio manager, has sole responsibility for the day-to-day management of the Funds' portfolios. In addition, Ancora is responsible for maintaining the transaction and compliance related records of the Funds. Mr. Barone was formerly portfolio manager for Fifth Third Funds (3 funds)(2001-2002), CEO of Maxus Investment Group (1973-2001) and Chairman and portfolio manager of the Maxus Funds (3 funds) (1985-2001).

     For its services under the Sub-Investment Advisory Agreement, the Adviser will pay Ancora a fee calculated at an annual rate 0.35% of the Funds' total assets. The Sub-Advisory Agreement is effective for one year and continues in effect for successive twelve month periods, provided that it is annually approved for continuance by the Board of Trustees.

                                OTHER INFORMATION

         The Investment Advisory Agreement with each Fund continues in effect from year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the shareholders or the Board of Trustees. Each Investment Advisory Agreement may be terminated at any time upon 60 days' written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days' written notice by the Investment Adviser and will terminate automatically upon assignment. The Advisory and Sub-Advisory Agreements ("New Advisory Agreements" or "New Advisory Agreement") for The Integrity Funds were approved by the Board at a meeting held on March 3, 2003. In determining whether to approve the Agreements, the Trustees reviewed reports regarding the performance of The Integrity Funds as compared to the S&P 500 Index and reviewed the annualized total returns since the inception of the Funds. The Trustees also reviewed the performance and expense ratios of the Funds as compared to other mutual funds of similar size and investment strategy. In conjunction with this review, the Trustees considered a comparison of the Funds taking into account, among other factors, the Fund's average net assets, gross adviser fee ratio, total other expense ratios, gross expense ratio as well as waivers and reimbursements made by the Adviser. Actual net expenses were deemed to compare favorably to other comparable funds.

         The Trustees, including a majority of Trustees who are neither party to the New Advisory Agreement nor "interested persons" of any such party (within the meaning of the 1940 Act), unanimously approved the New Advisory Agreement. In addition, the Trustees unanimously recommended that shareholders approve the New Advisory Agreement. In connection with the approval of the New Advisory Agreements, the Board considered the terms of the previous advisory agreement and the New Advisory Agreements, particularly those governing the services to be provided to the Funds and the fees and expenses payable by the Funds as well as the Adviser's commitment to maintain the current contractual fee waiver on The Equity Fund for the fiscal year ending 2003. The Board also considered the skills and capabilities of the Adviser including its financial status, profitability, resources and experience and the representations from the Adviser that the Funds' new portfolio manager, Richard Barone, will continue to manage the Funds in substantially the same way as they have been managed by the previous adviser. As a result of their deliberations the Trustees reached the following conclusions:

o A comparison of the Funds' pro forma net operating expenses under the New Advisory Agreement vis-a-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Funds, based upon data provided by outside consultants and fund financial reports. The Funds' net expense ratios of 2.00% and 1.75% respectively, for The Integrity Equity Fund and The Integrity Income Fund Class A shares and 1.50% for both of the Funds' Class N shares were comparable to other funds of similar objective and size.

o The increase in net operating expenses for The Income Fund Class N shares is justified by the superior advisory expertise, performance and resources of the New Adviser.

o The overall nature and quality of the services provided by the New Adviser had historically been, and continued to be, very high.

o The other Funds managed by the New Adviser have traditionally had a relatively low net ratio of expenses. The New Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.

o The New Adviser has attained certain efficiencies and significant expertise in managing equity and income funds. These efficiencies and expertise are attributable to the new Adviser's long term focus on managing investment companies and have the potential to enhance the Funds' future performance.

Consideration was also given to the New Adviser's stated plans to employ Ancora Advisers, LLC ("Ancora") as Sub-Adviser to both Funds. The Board reviewed the background, experience and performance of Ancora. In addition, the Board considered that the New Advisory Agreement gives specific authority to the New Adviser to hire and fire sub-advisers without shareholder approval if the Funds and Adviser seek and obtain the necessary exemptive relief from the SEC. The Board determined that this provision was in the best interest of shareholders because it provides the Funds and their Adviser maximum flexibility in seeking to obtain the best investment results for shareholders.

         In voting to approve the New Advisory Agreement, the Independent Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Ranson, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. The Independent Trustees indicated that they believed that the proposed acquisition would ultimately benefit the Funds and their Shareholders as a result of the Funds becoming a part of a financial services organization that is committed to investing the resources and energy necessary to grow the Funds into part of a successful suite of investment products. They also determined that after considering all relevant factors the adoption of the New Advisory Agreement would not result in an unfair burden on the shareholders of the Funds.


                                   DISTRIBUTOR


                  Shares of each Fund are offered on a continuous basis through Ranson Capital Corporation (the Distributor), a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.), 1 Main Street North, Minot, North Dakota 58703. Robert E. Walstad is a trustee, chairman, president and treasurer of the Trust, and Peter A. Quist is vice president and secretary of the Trust. Both Mr. Walstad and Mr. Quist are also directors and officers of the Distributor. Pursuant to a Distribution and Services Agreement with each Fund, the Distributor will purchase shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks or other agents, and is obligated to purchase only those shares for which it has received purchase orders. The Distributor has agreed to use its best efforts to solicit orders for the sale of the applicable Fund's shares. The Distributor receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the dealers who sold the shares; the Distributor may act as such a dealer. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

                           Shareholder Services Plans

         The Funds have adopted a shareholder services plan (the "PLAN") pursuant to Rule 12b-1 of the 1940 Act. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with the Distributor.

         Under each Funds' Plan, The Equity Fund and The Income Fund will each pay the Distributor an annual fee of up to 0.50% and 0.25%, respectively, of the average daily net assets of the respective Fund's Class A Shares (the "12B-1 FEE"). The Distributor may use this 12b-1 Fee to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Adviser, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor ("SERVICE ORGANIZATIONS") of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, the Distributor may use such fee for its expenses of distribution of Fund shares. The 12b-1 Fee to the Distributor is calculated and paid monthly and the service fee to Service Organizations is calculated quarterly and paid the month following the calculation.


         Each Funds' Plan continues in effect from year to year, PROVIDED that each such continuance is approved at least annually by a vote of the Funds' Board of Trustees, including a majority of the trustees who are not "interested persons" of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "QUALIFIED TRUSTEES"). Each Funds' Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Funds' Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.


             TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

          ND Resources, Inc. ("RESOURCES" or the "TRANSFER AGENT"), a wholly-owned subsidiary of Integrity Mutual Funds, Inc. ("INTEGRITY MUTUAL"), (formerly known as ND Holdings, Inc.) a North Dakota corporation, also provides each Fund with accounting services. Resources is located at 1 Main Street North, Minot, North Dakota 58703. As Transfer Agent, Resources performs many of the Funds' clerical and administrative functions. For its services, each Fund pays Resources at the end of each calendar month a fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month will be charged for each additional share class. Resources also provides administrative and accounting services for each Fund, for which each Fund pays at the end of each calendar month an accounting services fee equal to the sum of (i) $2,000 per month and
(ii) 0.05% of the respective Fund's average daily net assets on an annual basis for the first $50 million of average daily net assets, 0.04% of the Fund's average daily net assets on an annual basis for the Fund's next $50 million of average daily net assets, 0.03% of the Fund's average daily net assets on an annual basis for the Fund's next $100 million of average daily net assets, 0.02% of the Fund's average daily net assets on an annual basis for the Fund's next $300 million of average daily net assets, and 0.01% of the Fund's average daily net assets in excess of $500 million, together with reimbursement of out-of-pocket expenses. An additional accounting services fee of $500 per month will be charged by Resources for each additional share class. Each Fund will also pay to Resources a monthly administrative services fee calculated at the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses. Each Fund will pay an additional minimum fee of $500 per month for each additional share class.

                                    CUSTODIAN

         Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

                                 CODE OF ETHICS

          Ranson Capital Corporation (the Funds' investment adviser and underwriter), and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the codes to invest in securities, subject to the restrictions of the code.

                                 NET ASSET VALUE

         For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

         The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Standard Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

         Assets for which market quotations are available are valued as follows:
(a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. The Board of Trustees has determined that the values obtained using the procedures described in (c) and (d) represent the fair values of the securities valued by such procedures. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

         When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

         In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund. Shared expenses of the Fund Complex are allocated in proportion to the total net assets of each respective Fund.

                             PERFORMANCE INFORMATION

         The average annual total return of each Fund is determined for a particular period in accordance with SEC Rule 482 by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Average annual total return (before taxes) is calculated according to the following formula:

          P(1+T)n = ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown. The maximum sales load was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

Average Annual Total Return for the period ended December 31, 2002

                            THE INTEGRITY EQUITY FUND

                                                                            SINCE INCEPTION
                                        PAST YEAR         PAST 5 YEARS         OF THE FUND
                                                                                (9/8/92)

        Return before taxes                -26.13%          -2.96%               4.96%

        Return after taxes on              -26.21%          -4.09%               4.35%

              distributions(1)


        Return after taxes on              -16.04%          -2.45%               4.06%
              distributions and sale

              of Fund shares(1)


        S&P 500(R)Index(2)                  -22.10%        -0.59%                9.34%


Average Annual Total Return for the period ended December 31, 2002

                            THE INTEGRITY INCOME FUND

                                                                                        SINCE INCEPTION
                                            PAST YEAR         PAST 5 YEARS                 OF THE FUND
                                                                                           (9/8/92)


          Return before taxes                     6.45%           6.38%                     6.24%

          Return after taxes on
               distributions(1)                   4.48%           4.26%                     5.18%

          Return after taxes on                   3.91%           4.05%                     4.62%
               distributions and sale
               of Fund shares(1)

          Lehman Brothers                         9.84%           7.48%                     7.08%
               Intermediate
               Government/ Corporate

            Index(3)


(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.


(2) S&P 500(R) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses. (3) The Lehman Brothers Intermediate Government/Corporate Index is a diversified, unmanaged index of corporate and U. S. government bonds.

                             PORTFOLIO TRANSACTIONS

         Purchases and sales of securities on a securities exchange are affected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

         Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, under each Investment Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Research provided by brokers is used for the benefit of all of the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

         The investment advisory fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Funds.

         Certain investments may be appropriate for the Funds and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Adviser. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day, and if all orders for the same security could be only partially executed during a trading day, then Fund transactions will take precedence over transactions for other clients of the Adviser.

         Securities owned by the Funds may not be purchased from or sold to the Adviser or any affiliated person (as defined in the Investment Company Act) of the Adviser except as may be permitted by the SEC and subject to the rules and regulations of the Comptroller of the Currency. Affiliated persons of the Adviser includes its parent corporation, Integrity Mutual Funds, Inc., each of their respective subsidiaries, and the officers and directors of any of such entities.

           The aggregate amounts of brokerage commissions paid by the Funds for the years ended December 31, 2002, December 31, 2001 and December 31, 2000 were $66,510, $162,471 and $205,586, respectively.

        As of December 31, 2002, the Income Fund held the following securities of brokers or dealers, or their parent organizations, with which it regularly conducts business: $30,000 Merrill Lynch & Co. 6.25% bonds due October 15, 2008; $33,199 market value.

                                 TAX INFORMATION

        The following discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Shareholders should consult their own tax advisors as to the federal, state or local tax consequences of ownership of shares of the Funds in their particular circumstances.

         Each Fund is treated as a separate taxpayer for federal income tax purposes.

         Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, each Fund must,

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among other things distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains. As a regulated investment company, each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.


         In general, any gain or loss on the redemption or exchange of a Fund's shares will be long-term capital gain or loss if held by the shareholder for more than 12 months and short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to a Fund's shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss to the extent of the capital gain distribution. For redemptions or exchanges occurring after December 31, 2001, a holding period of more than five years may entitle the shareholder to a long-term rate that is lower than the normal long-term rate.


         Dividends of a Fund's investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains (or credited undistributed net capital gains) will be taxable as such at the appropriate rate, regardless of the length of time shares of a Fund have been held. Only dividends that reflect a Fund's income from certain dividend-paying stocks will be eligible for the federal dividends-received deduction for corporate shareholders.

         Provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.

         If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31 percent "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares.



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                         ORGANIZATION AND CAPITALIZATION

         From its inception in 1992 until February 9, 1998, The Integrity Funds were organized by the Investment as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust. In connection with this reorganization, the name of the trust was changed from "Canandaigua National Collective Investment Fund for Qualified Trusts" to "The Canandaigua Funds." On March 3, 2003, the trust was renamed "The Integrity Funds".

           The Integrity Funds are authorized to issue an unlimited number of shares. The Trustees of The Integrity Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Shares of the Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered by The Integrity Funds' Declaration of Trust (the "Declaration of Trust") and Bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, The Integrity Funds does not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

                        SHAREHOLDER AND TRUSTEE LIABILITY

         The Integrity Funds is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of The Integrity Funds. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by The Integrity Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that The Integrity Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of The Integrity Funds and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.


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         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

PRINCIPAL SHAREHOLDERS

         As of April 21, 2003, no shareholder of record beneficially owned more than 5% of the outstanding shares of The Equity or Income Fund.

         As of April 21, 2003, the Trustees, Advisory Trustees and officers of The Integrity Funds as a group did not own more than 5% of the outstanding shares of either Fund, either beneficially or of record.


                             INDEPENDENT ACCOUNTANTS


                  The Funds' independent public accountant is Brady Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701. Shareholders will receive annual financial statements, together with a report of independent auditors, and semiannual unaudited financial statements of the Funds. The independent auditors will report on the Funds' annual financial statements, review certain regulatory reports and the Funds' income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

                              FINANCIAL STATEMENTS

         The financial statements of the Equity Fund and the Income Fund for the year ended December 31, 2002 are incorporated herein by reference to the Fund's Annual Report, filed electronically with the SEC on March 1, 2003. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statement of changes in net assets, financial highlights, notes and independent auditors' reports.



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                                   APPENDIX A

Description of Standard & Poor's Corporation's corporate Bond ratings of BBB or better:
AAA- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.
A- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.
BBB- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
Description of Moody's Investor Service, Inc.'s corporate bond ratings of Baa or better:
AAA- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.
A- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



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